                                                                  Exhibit 10.16

                               SIXTH AMENDMENT TO
                   SECOND AMENDED AND RESTATED LOAN AGREEMENT


     THIS SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (the "Sixth Amendment"), is made and entered into as of the 30th day of September, 1996, by and among (i) REGAL CINEMAS, INC., a Tennessee corporation with principal office and place of business in Knoxville, Tennessee (the "Borrower"),
(ii)(a) PNC BANK, KENTUCKY, INC., a Kentucky banking corporation with principal office and place of business in Louisville, Kentucky ("PNC"), (b) THE FIRST NATIONAL BANK OF BOSTON, a national banking association with principal office and place of business in Boston, Massachusetts ("Bank of Boston"), (c) FIRST UNION NATIONAL BANK OF TENNESSEE, a national banking association with principal office and place of business in Nashville, Tennessee ("First Union"), (d) FIRST AMERICAN NATIONAL BANK, a national banking association with principal office and place of business in Knoxville, Tennessee ("First American"), (e) THE SUMITOMO BANK, LIMITED, CHICAGO BRANCH, a Japanese banking corporation maintaining an office in Chicago, Illinois ("Sumitomo"), in its capacity as the assignee and successor in interest to The Daiwa Bank, Limited ("Daiwa"), (f) NATIONSBANK OF TENNESSEE, N.A., a national banking association with an office and place of business in Knoxville, Tennessee (NationsBank"), and (g) WACHOVIA BANK OF GEORGIA, N.A., a national banking association with principal office and place of business in Atlanta, Georgia ("Wachovia") (PNC, Bank of Boston, First Union, First American, Sumitomo, NationsBank and Wachovia is each hereinafter individually referred to as a "Bank," and all of the same are hereinafter collectively referred to as the "Banks"), (iii) PNC BANK, KENTUCKY, INC., in its capacity as agent for the Banks (in such capacity, the "Agent"), and (iv) THE FIRST NATIONAL BANK OF BOSTON, in its capacity as Lead Manager.

     P R E L I M I N A R Y   S T A T E M E N T:

     A. Pursuant to that certain Second Amended and Restated Loan Agreement dated as of July 7, 1993, among the Borrower, PNC, Bank of Boston, First Union, First American, Daiwa and NationsBank (collectively, the "Original Banks"), the Agent and Bank of Boston, in its capacity as Lead Manager, as amended pursuant to (i) that certain First Amendment to Second Amended and Restated Loan Agreement dated as of May 6, 1994, among the Borrower, the Original Banks and the Agent (the "First Amendment"), (ii) that certain Second Amendment to Second Amended and Restated Loan Agreement dated as of June 15, 1994, among the Borrower, the Original Banks and the Agent (the "Second Amendment"), (iii) that certain Third Amendment to Second Amended and Restated Loan Agreement dated as of March 31, 1995, among the Borrower, the Original Banks and the Agent (the "Third Amendment"), (iv) that certain Fourth Amendment to Second Amended and Restated Loan Agreement dated as of November 30, 1995, among the Borrower, the Original Banks, Wachovia and the Agent (the "Fourth Amendment"), and (v) that certain Fifth Amendment to Second Amended and Restated Loan Agreement dated as of May 31, 1996, among the Borrower, the Banks and the Agent (the "Fifth Amendment") (collectively, the "Loan Agreement"), the Banks have established a reducing revolving credit facility in the principal amount of One Hundred Fifty Million Dollars ($150,000,000.00) (the "Reducing Revolver") in favor of the Borrower upon the terms and conditions set forth in the Loan Agreement.

     B. The Borrower has now requested that the Banks agree to certain amendments to the Loan Agreement, which the Banks are willing to do upon the express condition that the Borrower execute and deliver this Sixth Amendment.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Loan Agreement.

     2. The term "Applicable Commitment Fee", as defined in Section 1.119 of the Loan Agreement, is hereby re-defined to mean, as of each date of determination thereof, (a) .225% per annum if, as at the most recent Fiscal Quarter end of the Borrower, the ratio of the Borrower's Total Funded Debt as at such Fiscal Quarter end, to the Borrower's Theater Level Cash Flow for the four-Fiscal Quarter period ended on such Fiscal Quarter end, was greater than 2.5 to 1.0, and (b) .175% per annum if, as at the most recent Fiscal Quarter end of the Borrower, the ratio of the Borrower's Total Funded Debt as at such Fiscal Quarter end, to the Borrower's Theater Level Cash Flow for the four-Fiscal Quarter period ended on such Fiscal Quarter end, was equal to or less than 2.5 to 1.0.

     3. The term "Pricing Level", as defined in Section 1.81 of the Loan Agreement, is hereby redefined to mean, for any Pricing Period, Pricing Level I, Pricing Level II or Pricing Level III, as may be in effect for such Pricing Period; provided, however, the Default Rate shall be in effect upon the occurrence and during the continuation of any Event of Default.

     4. The term "Pricing Level I", as defined in Section 1.82 of the Loan Agreement, is hereby redefined to mean the Pricing Level that will be in effect for the applicable Pricing Period if, as at the relevant Date of Determination, the ratio of the Borrower's Total Funded Debt as measured on such Date of Determination, to the Borrower's Theater Level Cash Flow for the four-Fiscal Quarter Period ended on such Date of Determination, is greater than 2.5 to 1.0.

     5. The term "Pricing Level II", as defined in Section 1.83 of the Loan Agreement, is hereby redefined to mean the Pricing Level that will be in effect for the applicable Pricing Period if, as at the relevant Date of Determination, the ratio of the Borrower's Total Funded Debt as measured on such Date of Determination, to the Borrower's Theater Level Cash Flow for the four- Fiscal Quarter Period ended on such Date of Determination, is greater than 1.5 to 1.0 but is equal to or less than 2.5 to 1.0.

     6. The term "Pricing Level III", as defined in Section 1.84 of the Loan Agreement, is hereby redefined to mean the Pricing Level that will be in effect for the applicable Pricing Period if, as at the relevant Date of Determination, the ratio of the Borrower's Total Funded Debt as measured on such Date of Determination, to the Borrower's Theater Level Cash Flow for the four-Fiscal Quarter Period ended on such Date of Determination, is equal to or less than 1.5 to 1.0.

     7. The term "Pricing Level IV", as defined in Section 1.85 of the Loan Agreement, and the term "Pricing Level V", as defined in Section 1.117 of the Loan Agreement, are hereby deleted.

     8. The term "Revolving Loan Commitment Termination Date", as defined in
Section 1.100 of the Loan Agreement, is hereby redefined to mean the Revolving Loan Commitment Termination Date then in effect, which shall be the earliest of
(i) June 30, 2003, (ii) the date as of which the Secured Obligations shall have become immediately due and payable pursuant to Section 9 of the Loan Agreement, and (iii) the date on which all of the Secured Obligations are paid in full (including, without limitation, the repayment, expiration, termination or cash collateralization of Letters of Credit pursuant to this Loan Agreement) and all Revolving Loan Commitments are reduced to zero.

     9. The term "Total Funded Debt", as defined in Section 1.113 of the Loan Agreement, is hereby redefined to mean, as at any date on which the amount thereof shall be determined, (i) all Indebtedness for borrowed money of the Borrower as of such date, including, without limitation, all unpaid Secured Obligations, all unpaid Subordinated Indebtedness and all amounts due under all Capital Leases entered into or assumed by the Borrower, but excluding all Net Cash Proceeds on deposit in the account maintained by the Borrower with the Agent pursuant to Section 2.4(A)(ii)(1) hereof, plus (ii) all Contingent Obligations of the Borrower.

     10. The term "Guaranty Agreement", as defined in Section 1.121 of the Loan Agreement, is hereby redefined to mean, collectively, (a) that certain Guaranty Agreement dated as of March 31, 1995, executed and delivered by Litchfield Theatres, Ltd., a South Carolina corporation, in favor of the Agent, as amended pursuant to (i) that certain First Amendment to Guaranty Agreement dated as of November 30, 1995, between Litchfield Theatres, Ltd. and the Agent, and (ii) that certain Second Amendment to Guaranty Agreement dated as of September 30, 1996, between Litchfield Theatres, Ltd. and the Agent, together with all future amendments and modifications thereto, (b) that certain Guaranty Agreement dated as of November 30, 1995, executed and delivered by Neighborhood Entertainment, Inc, a Virginia corporation, in favor of the Agent, as amended pursuant to that certain First Amendment to Guaranty Agreement dated as of September 30, 1996, between Neighborhood Entertainment, Inc. and the Agent, together with all future amendments and modifications thereto, and (c) that certain Guaranty Agreement dated as of September 30, 1996, executed and delivered by Georgia State Theatres, Inc., a Georgia corporation, in favor of the Agent, together with all future amendments and modifications thereto.

     11. The term "Stock Pledge Agreement", as defined in Section 1.122 of the Loan Agreement, is hereby redefined to mean that certain Stock Pledge Agreement dated as of March 31, 1995, between the Borrower and the Agent, as amended pursuant to (a) that certain First Amendment to Stock Pledge Agreement dated as of November 30, 1995, between the Borrower and the Agent, and (b) that certain Second Amendment to Stock Pledge Agreement dated as of September

30, 1996, between the Borrower and the Agent, together with all future amendments and modifications thereto.

     12. Section 2.1E of the Loan Agreement, titled Scheduled Reductions in Revolving Loan Commitments, as previously amended pursuant to Section 17 of the First Amendment, Section 7 of the Third Amendment and Section 10 of the Fourth Amendment, is hereby amended to provide that the Revolving Loan Commitments of the Banks shall permanently reduce by the following amounts and on the following dates (the "Revolving Loan Commitment Reduction Dates") in proportion to each Bank's Pro Rata Share per the following schedule:

         Revolving Loan           Scheduled Reduction            Remaining
           Commitment                in Revolving                Revolving
         Reduction Date            Loan Commitments          Loan Commitments
         --------------           -------------------        ----------------
         October 1, 1999              $ 7,500,000               $142,500,000
         January 1, 2000              $ 7,500,000               $135,000,000
         April 1, 2000                $ 7,500,000               $127,500,000
         July 1, 2000                 $ 7,500,000               $120,000,000
         October 1, 2000              $ 7,500,000               $112,500,000
         January 1, 2001              $ 7,500,000               $105,000,000
         April 1, 2001                $ 7,500,000               $ 97,500,000
         July 1, 2001                 $ 7,500,000               $ 90,000,000
         October 1, 2001              $11,250,000               $ 78,750,000
         January 1, 2002              $11,250,000               $ 67,500,000
         April 1, 2002                $11,250,000               $ 56,250,000
         July 1, 2002                 $11,250,000               $ 45,000,000
         October 1, 2002              $11,250,000               $ 33,750,000
         January 1, 2003              $11,250,000               $ 22,500,000
         April 1, 2003                $11,250,000               $ 11,250,000
         June 30, 2003                $11,250,000                      0

     The schedule set forth in this Section 12 shall supersede in their entirety the schedules respectively set forth in Section 2.1E of the Loan Agreement,
Section 17 of the First Amendment, Section 7 of the Third Amendment and Section 10 of the Fourth Amendment.

     13. The schedules of the Applicable Base Rate Margins respectively set forth in Section 2.2A(i) of the Loan Agreement, Section 18 of the First Amendment, Section 8 of the Third Amendment and Section 11 of the Fourth Amendment are hereby amended and restated as follows:

                                                           Applicable
                 Pricing Level                          Base Rate Margin
                 -------------                          ----------------
                Pricing Level I                                 0%
                Pricing Level II                                0%
                Pricing Level III                               0%

The schedule set forth in this Section 13 shall supersede in their entirety the schedules respectively set forth in Section 2.2A(i) of the Loan Agreement,
Section 18 of the First Amendment, Section 8 of the Third Amendment and Section 11 of the Fourth Amendment.

     14. The schedules of the Applicable LIBOR Rate Margins respectively set forth in Section 2.2A(ii) of the Loan Agreement, Section 19 of the First Amendment, Section 9 of the Third Amendment and Section 12 of the Fourth Amendment are hereby amended and restated as follows:

                                                         Applicable LIBOR
                 Pricing Level                             Rate Margin
                 -------------                             -----------
                Pricing Level I                                .90%
                Pricing Level II                               .65%
                Pricing Level III                              .40%

The schedule set forth in this Section 14 shall supersede in their entirety the schedules respectively set forth in Section 2.2A(ii) of the Loan Agreement,
Section 19 of the First Amendment, Section 9 of the Third Amendment and Section 12 of the Fourth Amendment.

     15. Section 2.3B of the Loan Agreement, titled Commitment Fee, as amended pursuant to Section 11 of the Third Amendment and Section 13 of the Fourth Amendment, is hereby amended to provide that the Borrower shall pay to the Agent, for the benefit of the Banks in proportion to their respective Pro Rata Shares, commitment fees for the period from and including the effective date of this Sixth Amendment to and excluding the date the Revolving Loan Commitments expire, equal to the average of the daily excess of the Revolving Loan Commitments (as reduced in accordance with the schedule set forth in Section 12 of this Sixth Amendment or pursuant to Section 2.4C of the Loan Agreement) over the aggregate principal amount of Revolving Loans outstanding plus the Letter of Credit Usage multiplied by the Applicable Commitment Fee, such commitment fees to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable quarterly in arrears on the last day of each Fiscal Quarter, commencing on the first such date to occur after the date of this Sixth Amendment, and on the date the Revolving Loan Commitments expire. Reductions in the amounts available for borrowing under the Revolving Loan Commitments arising from the operation of the limitation set forth in the second paragraph of Section 2.1A of the Loan Agreement shall not constitute usages of Revolving Loan Commitments for purposes of this Section 15 or Section 2.3B of the Loan Agreement and shall not reduce the amount of the commitment fees payable by the Borrower under this Section 15 or Section 2.3B of the Loan Agreement.

     16. The schedules of the Applicable Letter of Credit Fee Percentages respectively set forth in Section 2.7F(ii) of the Loan Agreement, Section 20 of the First Amendment, Section 13 of the Third Amendment and Section 14 of the Fourth Amendment are hereby amended and restated as follows:

                                                         Applicable Letter
               Pricing Level                         of Credit Fee Percentage
               -------------                         ------------------------
          Pricing Level I                                      .90%
          Pricing Level II                                     .65%
          Pricing Level III                                    .40%

The schedule set forth in this Section 16 shall supersede in their entirety the schedules respectively set forth in Section 2.7F(ii) of the Loan Agreement,
Section 20 of the First Amendment, Section 13 of the Third Amendment and Section 14 of the Fourth Amendment.

     17. Section 8.10 of the Loan Agreement, titled Total Funded Debt to Theater Level Cash Flow, as previously amended pursuant to Section 22 of the First Amendment and Section 17 of the Third Amendment, is hereby amended to provide that the Borrower will not permit, as at each Fiscal Quarter end, the ratio of
(a) its Total Funded Debt as at such Fiscal Quarter end, to (b) its Theater Level Cash Flow for the four-Fiscal Quarter period ended on such Fiscal Quarter end:

          (i) To exceed 3.0 to 1.0 at any Fiscal Quarter end during the period from the date hereof through June 30, 1999; and

          (ii) To exceed 2.5 to 1.0 at any Fiscal Quarter end after June 30,
1999.

     For purposes of determining the Borrower's compliance with the provisions of this Section 17 as of each Funding Date and/or Transaction Date, the Borrower's Total Funded Debt shall also be determined as of the particular Funding Date and/or Transaction Date, the Borrower's Theater Level Cash Flow shall be determined for the twelve full calendar months preceding the particular Funding Date and/or Transaction Date, and the Borrower will not permit the ratio of the Borrower's Total Funded Debt as of the particular Funding Date and/or Transaction Date to the Borrower's Theater Level Cash Flow for the twelve full calendar months preceding the particular Funding Date and/or Transaction Date:

          (i) To exceed 3.0 to 1.0 on any Funding Date and/or Transaction Date during the period from the date hereof through June 30, 1999; and

          (ii) To exceed 2.5 to 1.0 on any Funding Date and/or Transaction Date after June 30, 1999.

     18. Section 8.11 of the Loan Agreement, titled Fixed Charge Coverage Ratio, as previously amended pursuant to Section 18 of the Third Amendment, is hereby amended to provide that the Borrower will not permit, as at each Fiscal Quarter end, the ratio of (a) its Cash Flow Available for Fixed Charges for the four-Fiscal Quarter period ended on such Fiscal Quarter end, to (b) its Fixed Charges for the four-Fiscal Quarter period ended on such Fiscal Quarter end to be less than 1.75 to 1.0 as at any Fiscal Quarter end, commencing with the Fiscal Quarter ending September 30, 1996.

     19. Section 8.12 of the Loan Agreement, titled Pro Forma Debt Service Coverage, as previously amended pursuant to Section 23 of the First Amendment,
Section 19 of the Third Amendment and Section 15 of the Fourth Amendment, is hereby amended to provide that the Borrower will not permit, as at each Fiscal Quarter end, the ratio of (a) its Cash Flow From Operations for the four-Fiscal Quarter period ended on such four-Fiscal Quarter end, to (b) its Pro Forma Debt Service in respect of the four (4) immediately succeeding Fiscal Quarters, to be less than 1.25 to 1.0 as at any Fiscal Quarter end, commencing with the Fiscal Quarter ending September 30, 1996.

     For purposes of determining the Borrower's compliance with the provisions of this Section 19 as of each Funding Date and/or Transaction Date, the Borrower's Cash Flow From Operations shall be determined for the twelve full calendar months preceding the particular Funding Date and/or Transaction Date, the Borrower's Pro Forma Debt Service shall be determined for the twelve full calendar months commencing with the calendar month in which the particular Funding Date and/or Transaction Date occurs, and the Borrower will not permit the ratio of the Borrower's Cash Flow From Operations for the twelve full calendar months preceding the particular Funding Date and/or Transaction Date, to the Borrower's Pro Forma Debt Service shall be determined for the twelve full calendar months commencing with the calendar month in which the particular Funding Date and/or Transaction Date occurs, and the Borrower will not permit the ratio of the Borrower's Cash Flow From Operations for the twelve full calendar months preceding the particular Funding Date and/or Transaction Date to the Borrower's Pro Forma Debt Service for the twelve full calender months commencing with the calendar month in which the particular Funding Date and/or Transaction Date occurs to be less than 1.25 to 1.0 as at any calendar month end occurring after August 31, 1996.

     20. Section 8.13 of the Loan Agreement, titled Minimum Tangible Net Worth, and renamed Minimum Net Worth pursuant to the Fourth Amendment, as previously amended pursuant to Section 24 of the First Amendment, Section 20 of the Third Amendment and Section 16 of the Fourth Amendment, is hereby amended to provide that the Borrower will not permit its Net Worth, as such term has been defined in the Fourth Amendment, (a) to be less than Two Hundred Thirty Million Dollars ($230,000,000.00) as of June 27, 1996, and (b) with respect to each Fiscal Quarter of the Borrower after Fiscal Quarter ended June 27, 1996, to be less than the minimum Net Worth required of the Borrower as at its immediately preceding Fiscal Quarter end plus the sum of (i) 50% of its Net Income (but not including any net losses) for its Fiscal Quarter then ended, (ii) 100% of all proceeds (net of underwriters' discount and other customary and usual closing costs) realized by the Borrower from the private placement and/or public offering of any shares of its stock during the Borrower's Fiscal Quarter then ended, and (iii) 100% of all additions to the Borrower's stockholders' equity resulting from the issuance by the Borrower of its capital stock to pay in whole or in part the purchase price of Theaters acquired by the Borrower during the Borrower's Fiscal Quarter then ended.

     21. Section 8.14 of the Loan Agreement, titled Capital Expenditures, as previously amended pursuant to Section 25 of the First Amendment, Section 21 of the Third Amendment, Section 17 of the Fourth Amendment and Section 2 of the Fifth Amendment, is hereby deleted in its entirety.

     22. The Borrower hereby confirms to the Banks that the Borrower has formed a Tennessee limited liability company known as Green Hills Commons, LLC (the "Company") with GH Company, LLC to construct a theater and adjacent FunScape in Nashville, Tennessee. The Borrower further desires to lend up to Fifteen Million Dollars

($15,000,000.00) to the Company to enable the Company to purchase the land upon which the theaters and FunScape shall be constructed and to finance certain of the costs of constructing the theaters and FunScape. In order to permit the Borrower to consummate the foregoing transactions without violating certain provisions of the Loan Agreement, the Borrower has requested, and the Banks have agreed, to the following amendments to the Loan Agreement:

     (a) The Banks hereby waive the provisions of Section 8.1(d) of the Loan Agreement in order to permit the Borrower to own an interest in the Company without violating the Loan Agreement; and

     (b) The Banks hereby waive the provisions of Section 8.5 of the Loan Agreement through April 1, 1997, in order to permit the Borrower to lend up to Fifteen Million Dollars ($15,000,000.00) to the Company without violating the Loan Agreement. The foregoing waiver of the provisions of Section 8.5 of the Loan Agreement shall be in effect only through April 1, 1997, by which date all amounts lent by the Borrower to the Company shall be required to have been repaid to the Borrower.

     The Borrower's share of the net income (or net loss) of the Company, as determined in accordance with GAAP, shall be included in the Borrower's Net Income, Cash Flow Available for Fixed Charges, Cash Flow from Operations, EBITDA and Theater Level Cash Flow for purposes of Sections 8.10, 8.11 and 8.12 of the Loan Agreement.

     The Borrower hereby acknowledges and agrees that, except to the limited extent set forth in this Section 22, the Banks have not waived any of the provisions of Sections 8.1 or 8.5 of the Loan Agreement or have otherwise modified the defined terms Net Income, Cash Flow Available for Fixed Charges, Cash Flow from Operations, EBITDA and Theater Level Cash Flow and/or the provisions of Sections 8.10, 8.11 or 8.12 of the Loan Agreement.

     23. Pursuant to Section 22(e) of the Third Amendment, (a) the Borrower hereby confirms to the Banks that Georgia State Theatres, Inc., a Georgia corporation, is a Consolidated Subsidiary of the Borrower, (b) the Borrower shall pledge to the Agent, on behalf of the Banks, all of the issued and outstanding shares of capital stock of Georgia State Theatres, Inc. pursuant to that certain Second Amendment to Stock Pledge Agreement dated as of September 30, 1996, between the Borrower and the Agent, and (c) the Borrower shall cause Georgia State Theatres, Inc. to guarantee the payment of the Revolving Notes to the Banks pursuant to that certain Guaranty Agreement dated as of September 30, 1996, between Georgia State Theatres, Inc. and the Agent.

     24. This Sixth Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

     25. Except to the extent expressly amended or modified hereby, the Borrower hereby ratifies and reaffirms each of its covenants, agreements, obligations, representations and warranties set forth in the Loan Agreement.

     26. The Borrower agrees to pay all out-of-pocket fees and expenses, including, without limitation, reasonable attorneys' fees, incurred by the Agent in preparing, negotiating and obtaining the execution and delivery of this Sixth Amendment and the other documents and instruments referred to herein and in consummating the transactions described herein.

     27. This Sixth Amendment shall be effective as of the later of (a) September 30, 1996, or (b) the date of delivery of the following documents to the Banks and/or the Agent:

          (i) This Sixth Amendment, duly executed by the Borrower and each of the Banks;

          (ii) That certain Second Amendment to Stock Pledge Agreement dated as of September 30, 1996, between the Borrower and the Agent, duly executed by the Borrower, together with (1) the stock certificates evidencing all of the issued and outstanding shares of capital stock of Georgia State Theatres, Inc. with duly executed blank stock powers attached thereto, and (2) any written evidence of the Borrower's fifty percent (50%) financial interest in the Company;

          (iii) That certain Second Amendment to Guaranty Agreement dated as of September 30, 1996, between Litchfield Theatres, Ltd. and the Agent, duly executed and delivered by Litchfield Theatres, Ltd.;

          (iv) That certain First Amendment to Guaranty Agreement dated as of September 30, 1996, between Neighborhood Entertainment,

Inc. and the Agent, duly executed and delivered by Neighborhood Entertainment, Inc.;

          (v) That certain Guaranty Agreement dated as of September 30, 1996, from Georgia State Theatres, Inc. to the Agent, duly executed and delivered by Georgia State Theatres, Inc.;

          (vi) Certified resolutions of the Board of Directors of the Borrower, authorizing the Borrower's execution and delivery of this Sixth Amendment and the other documents referred to herein to be executed by the Borrower;

          (vii) Certified resolutions of the Board of Directors of Georgia State Theatres, Inc., authorizing the execution and delivery of the Guaranty Agreement referred to in subpart (v) above;

          (viii) An opinion of counsel on behalf of the Borrower and Georgia State Theatres, Inc., in form and substance satisfactory to the Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to Second Amended and Restated Loan Agreement to be duly executed as of the day and year first above written.


                                       REGAL CINEMAS, INC.



                                       By:_______________________________
                                          Lewis Frazer, III, Executive
                                            Vice President, Chief Financial
                                            Officer and Treasurer

                                                 (the "Borrower")

                                       PNC BANK, KENTUCKY, INC.



                                       By:_______________________________

                                       Title:____________________________

                                       Address:  PNC Bank, Kentucky, Inc.
                                                 Citizens Plaza
                                                 500 West Jefferson Street
                                                 Louisville, KY  40202
                                                 Attn:  Benjamin Willingham
                                                        Regional Corporate
                                                        Banking Group

                                                        ("PNC")



                                       THE FIRST NATIONAL BANK OF BOSTON



                                       By:_______________________________

                                       Title:____________________________

                                       Address:  The First National Bank
                                                   of Boston
                                                 Media & Communications
                                                   Dept.
                                                 100 Federal Street
                                                 Mail Stop 01-08-08
                                                 Boston, MA  02110
                                                 Attn:  Matthew E. Murphy,
                                                        Vice President

                                                 ("Bank of Boston")

                                       FIRST UNION NATIONAL BANK OF
                                         TENNESSEE



                                       By:_______________________________

                                       Title:____________________________

                                       Address:  First Union National Bank
                                                   of Tennessee
                                                 150 4th Avenue
                                                 Box 2648
                                                 Nashville, TN  37219
                                                 Attn:  S. Scott Miler,
                                                        Vice President

                                                  ("First Union")



                                       FIRST AMERICAN NATIONAL BANK



                                       By:_______________________________

                                       Title:____________________________

                                       Address:  First American National
                                                   Bank
                                                 505 S. Gay Street
                                                 Knoxville, TN  37902
                                                 Attn:  Eric Schwarzentraub,
                                                        Vice President

                                                 ("First American")

                                       THE SUMITOMO BANK, LIMITED,
                                         CHICAGO BRANCH



                                       By:_______________________________

                                       Title:____________________________

                                       Address:  The Sumitomo Bank, Limited
                                                 One Peachtree Center
                                                 303 Peachtree Street
                                                 Suite 4420
                                                 Atlanta, GA  30308
                                                 Attn:  Manager

                                                    ("Sumitomo")


                                       NATIONSBANK OF TENNESSEE, N.A.



                                       By:_______________________________

                                       Title:____________________________

                                       Address:  NationsBank of Tennessee,
                                                   N.A.
                                                 550 Main Avenue
                                                 Knoxville, TN  37901-0017
                                                 Attn:  John F. Fisher,
                                                        Senior Vice President

                                                  ("NationsBank")

                                       WACHOVIA BANK OF GEORGIA, N.A.



                                       By:_______________________________

                                       Title:____________________________

                                       Address:  191 Peachtree St, N.E.
                                                 Mail Code 3940
                                                 Atlanta, GA  30303
                                                 Attn:  John Tibe,
                                                        Vice President

                                                    ("Wachovia")

                                           (collectively, the "Banks")


                                       PNC BANK, KENTUCKY, INC., in its
                                       capacity as Agent



                                       By:_______________________________

                                       Title:____________________________

                                                  (the "Agent")


                                       THE FIRST NATIONAL BANK OF BOSTON,
                                       in its capacity as Lead Manager



                                       By:_______________________________

                                       Title:____________________________



     Litchfield Theatres, Ltd., a South Carolina corporation ("Litchfield"), in its capacity as the issuer of that certain Guaranty Agreement dated as of March 31, 1995, in favor of PNC

Bank, Kentucky, Inc., as the Agent, and Neighborhood Entertainment, Inc., a Virginia corporation ("Neighborhood"), in its capacity as the issuer of that certain Guaranty Agreement dated as of November 30, 1995, in favor of PNC Bank, Kentucky, Inc., as the Agent, each hereby consents to the amendment of the Loan Agreement in the manner set forth in this Sixth Amendment, and each hereby ratifies and reaffirms all of its representations, warranties, covenants, agreements and obligations under the Guaranty Agreement to which it is a party.


                                       LITCHFIELD THEATERS, LTD.



                                       By:_______________________________

                                       Title:____________________________

                                       Date:  September 30, 1996


                                       NEIGHBORHOOD ENTERTAINMENT, INC.



                                       By:_______________________________

                                       Title:____________________________

                                       Date:  September 30, 1996